EXHIBIT 10.6.4

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO DELTA APPAREL, INC. IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT TO YARN SUPPLY AGREEMENT

This Fourth Amendment to Yarn Supply Agreement (the “Fourth Amendment”) is made as of the 11th day of December 2015, by and between Parkdale Mills, Incorporated, a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, “Parkdale”), and Delta Apparel, Inc., a Georgia corporation (“Delta”).

WHEREAS, Parkdale and Delta entered into that certain Yarn Supply Agreement dated as of January 5, 2005, with respect to the supply of yarn by Parkdale to Delta (the “Yarn Supply Agreement”); and

WHEREAS, Parkdale and Delta entered into that First Amendment to Yarn Supply Agreement dated as of June 26, 2009 (the "First Amendment"), which amended the Yarn Supply Agreement in certain respects; and

WHEREAS, Parkdale and Delta entered into that Second Amendment to Yarn Supply Agreement dated as of October 21, 2011 (the "Second Amendment"), which further amended the Yarn Supply Agreement in certain respects; and

WHEREAS, Parkdale and Delta entered into that Third Amendment to Yarn Supply Agreement dated as of March 11, 2013 (the "Third Amendment"), which further amended the Yarn Supply Agreement in certain respects (the Yarn Supply Agreement, First Amendment, Second Amendment and Third Amendment are collectively referred to herein as the "Agreement"); and

WHEREAS, Parkdale and Delta desire to further amend the Agreement as set forth in this Fourth Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Capitalized terms not otherwise defined in this Fourth Amendment shall have the meanings ascribed thereto in the Agreement;

2.    The Term of the Agreement is hereby extended until December 31, 2018.

3.    Section 4(f) of the Agreement is hereby amended and replaced in its entirety by the following:

(f)  Location of Manufacturing Operations. Parkdale agrees that upon written request from Delta, any particular Yarn product delivered hereunder shall be (i) manufactured at locations that it operates within the United States, or at such other location(s) as Delta may separately specify in writing and/or (ii) manufactured from 100% United States cotton and, as applicable, other materials manufactured exclusively within the United States from components originating within the United States.

4.    The following language is hereby added to the end of Section 7 of the Agreement:

Parkdale represents and warrants that  with respect to any type or category of Yarn and/or Yarn Count(s) hereunder of which Delta and/or its Subsidiaries has purchased at least 1,000,000 pounds from Parkdale in any twelve (12)-month period during the term of the Agreement, Parkdale shall immediately provide to Delta a conversion price based on Parkdale’s lowest conversion price methodology for the production and delivery of comparable quality yarn provided on a contractual, ongoing or other routine basis to any of Parkdale’s customers; provided that, in determining whether Delta is receiving the lowest conversion price methodology, Parkdale may take into account the terms, conditions and volume of yarn supplied to Delta and Parkdale’s other customers.

5.    Section 11(d) of the Agreement is hereby amended and replaced in its entirety by the following:

(d)   If any event described in Section 11(a) partially reduces, restricts or delays Parkdale’s ability to produce or deliver Yarn, then Parkdale shall use its commercially reasonable efforts to commit sufficient production resources to ensure that Delta receives a consistent supply of Yarns in the quantities that Delta requests, in accordance with the terms of this Agreement.   If any event described in Section 11(a) partially reduces, restricts or delays Parkdale’s ability to produce or deliver Yarn, Delta and its Subsidiaries shall be entitled to purchase Yarn from alternative sources of supply and, if such inability to produce or deliver Yarn persists in excess of sixty (60) days, Delta shall have the option to terminate this Agreement by written notice to Parkdale.

6.  Section 12(b) of the Agreement is hereby amended and replaced in its entirety by the following:

(b)        Delta may terminate this Agreement forthwith upon notice to Parkdale if either Anderson D. Warlick or Charles S. Heilig III is no longer actively involved in the operation of Parkdale.

7.  The address for notices to be provided to Delta pursuant to Section 18 of the Agreement is hereby amended and replaced as follows:

To Delta:

Delta Apparel, Inc.

322 South Main Street

Greenville, SC 29601

Attention: Robert W. Humphreys, CEO

Facsimile: (864) 232-5199

Telephone: (864) 232-5200

8. Effective as of January 1, 2016, Exhibit 3B of the Agreement is hereby amended and replaced in its entirety by Exhibit 3B attached to this Fourth Amendment.

9.    Exhibit C of the Agreement is hereby amended and replaced to revise the "Individuals Responsible for Fixation Orders/Execution" on behalf of Delta referenced therein as follows:

Robert W. Humphreys

Deborah H. Merrill

10.    Except as expressly set forth in this Fourth Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Fourth Amendment and any of the terms and conditions of the Agreement, the terms and conditions of this Fourth Amendment shall control.

11.    This Fourth Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction, and effect, and in all other respects, by the laws of the State of North Carolina, without regard to principles of conflict of law.

12.    This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

PARKDALE MILLS, INC.                                PARKDALE AMERICA, LLC

By: /s/ Anderson D. Warlick                                   By: /s/ Anderson D. Warlick

Name: Anderson D. Warlick                                   Name: Anderson D. Warlick

Title: Chief Executive Officer                                Title: Chief Executive Officer

DELTA APPAREL, INC.

By: /s/ Deborah H. Merrill

Name: Deborah H. Merrill

Title: Vice President, Chief Financial Officer & Treasurer

Exhibit 3B

Effective January 1, 2016

Purchase Price of Yarn:

The purchase price for each pound of Yarn delivered shall be calculated in accordance with the following formula: Purchase Price = [(A + B) ÷ C] + D

Where:                 A =     Cost Price

B =     Basis, as agreed upon by the parties from time to time

C =     1.00 - applicable waste factor set forth in the table below (in decimal format)

D =     Applicable conversion price set forth in the table below

Waste Factors and Conversion Prices

Yarn	Cotton Waste	Poly Waste	Conversion $ Per Pound

0800 CPRS 100% cotton	[*]		[*]
1600 CPRS 100% cotton	[*]		[*]
1800 CPRS 100% cotton	[*]		[*]
1800 KPRS 100% cotton	[*]		[*]
2000 CPRS 100% cotton	[*]		[*]
2000 KPRS 100% cotton	[*]		[*]
2000 KPRS 94% cotton / 6% organic cotton	[*]		[*]
2200 CPRS 100% cotton	[*]		[*]
2200 CPRS 94% cotton / 6% organic cotton	[*]		[*]
3000 CPRS 100% cotton	[*]		[*]
3000 KPRS 100% cotton	[*]		[*]
3600 CPRS 100% cotton	[*]		[*]

1800 KPRS 50% cotton / 50% polyester	[*]	[*]	[*]
1800 CPRS 50% cotton / 50% polyester	[*]	[*]	[*]
1800 KPRS 90% cotton / 10% black polyester	[*]	[*]	[*]
2000 CPRS 50% cotton / 50% polyester	[*]	[*]	[*]
2000 KPRS 90% cotton / 10% black polyester	[*]	[*]	[*]
2000 KPRS 84% cotton / 6% organic cotton / 10% black polyester	[*]	[*]	[*]
2200 CPRS 50% cotton / 50% polyester	[*]	[*]	[*]
2200 CPRS 75% cotton / 5% organic cotton / 20% black polyester	[*]	[*]	[*]
2200 CPRS 80% cotton / 20% black polyester	[*]	[*]	[*]
2400 CPRS 50% cotton / 50% polyester	[*]	[*]	[*]
2400 CPRS 80% cotton / 20% black polyester	[*]	[*]	[*]
3000 KPRS 50% cotton / 50% polyester	[*]	[*]	[*]
3000 CPRS 50% cotton / 50% polyester	[*]	[*]	[*]
3000 CPRS 55% polyester / 10% black polyester / 35% cotton	[*]	[*]	[*]
3000 CPRS 60% cotton / 40% polyester	[*]	[*]	[*]
3000 CPRS 65% polyester / 35% cotton	[*]	[*]	[*]
3000 KPRS 90% cotton / 10% black polyester	[*]	[*]	[*]

0800 KPOE 50% cotton / 50% polyester	[*]	[*]	[*]
1400 KPOE 100% cotton	[*]		[*]
1400 KPOE 50% cotton / 40% polyester / 10% black polyester	[*]	[*]	[*]
1400 KPOE 50% cotton / 49% polyester / 1% black polyester	[*]	[*]	[*]
1400 KPOE 50% cotton / 50% polyester	[*]	[*]	[*]
1500 KPOE 50% cotton / 50% polyester	[*]	[*]	[*]
1600 KPOE 100% cotton	[*]		[*]
1600 KPOE 50% cotton / 40% polyester / 10% black polyester	[*]	[*]	[*]
1600 KPOE 50% cotton / 50% polyester	[*]	[*]	[*]
1600 KPOE 90% cotton / 10% black polyester	[*]	[*]	[*]
1800 KPOE 100% cotton	[*]		[*]
1800 KPOE 50% cotton / 40% polyester / 10% black polyester	[*]	[*]	[*]
1800 KPOE 50% cotton / 50% polyester	[*]	[*]	[*]
1800 KPOE 70% cotton / 30% black polyester	[*]	[*]	[*]
1800 KPOE 90% cotton / 10% black polyester	[*]	[*]	[*]
1800 KPOE 99% cotton / 1% black polyester	[*]	[*]	[*]
2000 KPOE 50% cotton / 50% polyester	[*]	[*]	[*]
2200 KPOE 100% cotton	[*]		[*]
2200 KPOE 90% cotton / 10% black polyester	[*]	[*]	[*]
2600 KPOE 100% cotton	[*]		[*]
2600 KPOE 50% cotton / 40% polyester / 10% black polyester	[*]	[*]	[*]
2600 KPOE 50% cotton / 49% polyester / 1% black polyester	[*]	[*]	[*]
2600 KPOE 50% cotton / 50% polyester	[*]	[*]	[*]
3000 KPOE 100% cotton	[*]		[*]
3000 KPOE 100% cotton "soft"	[*]		[*]

1200 KPAJ 100% polyester		[*]	[*]
1600 KPAJ 50% cotton / 50% polyester	[*]	[*]	[*]
2200 KPAJ 100% polyester		[*]	[*]
2700 KPAJ 50% cotton / 50% polyester	[*]	[*]	[*]

[*] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

This Exhibit 3B shall be amended from time to time to add basis, waste factors and conversion prices per pound for Yarn Counts required by Delta or any of its Subsidiaries not set forth above, as agreed to by the parties in their reasonable discretion.

The Cost Price per pound shall be adjusted over the term of this Agreement as described on Exhibit C and shall be calculated for any given period based on the weighted average of cotton prices fixed for that period pursuant to Exhibit C. The Basis per pound shall be adjusted over the term of this Agreement on an annual basis on each anniversary date of the Agreement.

Cotton Prices:

Parkdale shall purchase cotton at prices determined by Delta in accordance with Exhibit C attached hereto.